Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended December 31, 2015

Winthrop Realty Trust
Remaining Assets
December 31, 2015

The projected disposition date is management's current estimate based on information available.
The actual disposition date may be significantly earlier or later than current estimates.

Assets not sold or paid off by August 5, 2016 will be transferred to the liquidating trust.

Operating Property Assets Under Contract or To Be Marketed before August 1, 2016

				Square
		Trust		Feet/
Operating Properties:	Location	Ownership	Type	Units
Wholly Owned
One East Erie	Chicago, IL	100%	Office	126,000
Lake Brandt	Greensboro, NC	100%	Multi-Family	284 Units
Churchill/Westinghouse	Churchill, PA	100%	Mixed Use	52,000
550 Corporetum	Lisle, IL	100%	Office	169,000

Joint Venture Properties
Sullivan Center	Chicago, IL	38%	Retail/Office	946,000
High Grove	Stamford, CT	84%	Multi-Family	93 units
1050 Corporetum	Lisle, IL	60%	Office	54,000

Loan Assets/Preferred Equity-Expected Repayment (1)

	Trust	Scheduled	Par/Equity	Trust's Share of
Pre August 2016 Expected Repayment	Ownership	Maturity	Value	Par/Equity
CDH CDO - Computer Associates - Mezzanine Loan	50%	Aug-16	$2,426,000	$1,213,000

	Trust	Scheduled	Par/Equity	Trust's Share of
Post August 2016 Expected Repayment	Ownership	Maturity	Value	Par/Equity
Concord Debt Holdings - 99 Founders - Mezzanine Loan	67%	Oct-16	$1,883,000	$1,255,000
Concord Debt Holdings - Waterfront Plaza - Mezzanine Loan	67%	Oct-16	$11,000,000	$7,333,000
Summit Pointe - Preferred Equity	80%	Nov-16	$5,979,000	$5,979,000
Poipu Shopping Village - B Note	100%	Jan-17	$2,756,000	$2,756,000
Mentor - Whole Loan	100%	Sep-17	$2,497,000	$2,497,000

Operating Properties With Indeterminate Marketing Plan

				Square	Disposition Date
		Trust		Feet/	Assumed for
Operating Properties:	Location	Ownership	Type	Units	Liquidation Accounting (2)
Wholly Owned
Orlando	Orlando, FL	100%	Office	257,000	Jan-17
Plantation	Plantation, FL	100%	Office	120,000	Jan-18
Jacksonville	Jacksonville, FL	100%	Warehouse	588,000	Jul-18

Joint Venture Properties
Mosaic	Houston, TX	84%	Multi-Family	396 units	Dec-16
Atrium	Chicago, IL	50%	Retail	75,000	Aug-17
701 7th Ave.	New York, NY	61%	Retail/Office	Under Development	Sep-17
Mentor	Chicago, IL	50%	Retail	7,000	Sep-17
450 West 14th Street	New York, NY	var	Office /Retail	104,000	Dec-18
RE CDO	Las Vegas, NV	50%	Land		Nov-17

(1)	Does not include loan assets for which there is no expected repayment.
(2)	The projected disposition date is management’s current estimate based on information available. Theactualdisposition date may be significantly earlier or later than current estimates.

Winthrop Realty Trust
Comparison of Realized Sales Proceeds to December 31, 2013 Net Asset Value

	December 31, 2013 Reported NAV Range			Sales Costs Adjustment [1]	December 31, 2013 Modified NAV Range			Date Sold/Repaid	Actual Proceeds After Sales Costs [3]
Loans Sold/Repaid
Hotel Wales - Whole Loan	$6,000	to	$6,000	$-	$6,000	to	$6,000	7-Feb-14	$6,002
San Marbeya - Whole Loan	13,810	to	13,810	-	13,810	to	13,810	7-Feb-14	13,726
500-512 Seventh Ave - B Note	10,373	to	10,373	-	10,373	to	10,373	7-Feb-14	10,344
Wellington Tower - Mezzanine Loan	3,102	to	3,102	-	3,102	to	3,102	7-Feb-14	3,102
Legacy Orchard - Corporate Loan	9,750	to	9,750	-	9,750	to	9,750	11-Feb-14	9,790
Queensridge - Whole Loan	4,600	to	4,600	-	4,600	to	4,600	31-Mar-14	4,695
Stamford - Mezzanine Loan	9,415	to	9,415	-	9,415	to	9,415	6-Aug-14	9,450
The Shops at Wailea - B Note	7,644	to	7,644	-	7,644	to	7,644	7-Aug-14	7,556
Pinnacle - B Note	5,108	to	5,108	-	5,108	to	5,108	22-Oct-14	4,970
Playa Vista - Mezzanine Loan	12,823	to	14,323	-	12,823	to	14,323	9-Dec-14	19,959	[4	]
Edens Norridge - Mezzanine Loan	16,000	to	16,000	-	16,000	to	16,000	9-Oct-15	19,000	[6	]

Operating Properties Sold
Newbury Apartments - Meriden, CT	5,600	to	5,600	(766)	4,834	to	4,834	26-Feb-14	5,734
River City - Chicago, IL	5,493	to	5,493	-	5,493	to	5,493	5-Mar-14	5,800
High Point - Hillside, IL	-	to	-	-	-	to	-	5-Mar-14	-
1701 E. Woodfield - Shaumburg, IL	1	to	301	-	1	to	301	5-Mar-14	150
Enterprise - Westchester, IL	-	to	45	-	-	to	45	5-Mar-14	50
Crossroads I and II - Englewood, CO	30,175	to	30,175	(466)	29,709	to	29,709	1-May-14	30,634
Amherst - Amherst, NY	24,027	to	25,743	(712)	23,315	to	25,031	25-Jun-14	23,788
Fenway Wateridge - San Diego, CA	350	to	840	-	350	to	840	6-Aug-14	2,383
223 West Jackson - Chicago, IL	5,804	to	6,001	-	5,804	to	6,001	8-Sep-14	5,769
5400 Westheimer - Houston, TX	7,616	to	11,402	-	7,616	to	11,402	15-Oct-14	10,750
Waterford Apartments - Memphis, TN	15,787	to	16,992	(344)	15,443	to	16,648	16-Oct-14	15,516
Kroger - Atlanta, GA	1,992	to	2,158	(112)	1,880	to	2,046	20-Oct-14	1,464
Kroger - Greensboro, NC	2,444	to	2,750	(42)	2,402	to	2,708	20-Oct-14	1,708
San Pedro - San Pedro, CA [2]	20,290	to	20,290	(481)	19,809	to	19,809	24-Oct-14	23,319	[2	]
Kroger - Louisville, KY	1,945	to	2,140	(180)	1,765	to	1,960	25-Nov-14	2,320
1515 Market Street - Philadelphia, PA	27,807	to	32,980	(3,433)	24,374	to	29,547	2-Dec-14	40,304
Sealy Joint Venture - Northwest Atlanta	2,546	to	3,215	-	2,546	to	3,215	23-Dec-14	5,641
South Burlington, VT	1,991	to	2,305	(147)	1,844	to	2,158	23-Dec-14	2,552
Monroe - Phoenix, AZ [2]	40,579	to	40,579	(578)	40,001	to	40,001	14-Apr-15	50,072	[2	]
Vintage - Various	67,625	to	77,145	(1,035)	66,590	to	76,110	1-Jun-15	80,138	[5	]
Cerritos - Cerritos, CA	4,271	to	5,397	(436)	3,835	to	4,961	16-Sep-15	6,174

Totals to Date	$364,968		$391,676	$(8,732)	$356,236		$382,944		$422,860

Notes
[1]
At December 31, 2013, the Net Asset Value reported did not deduct for any costs estimated to be incurred in connection with a sale of the asset.  In order to present a comparable analysis, management has adjusted the previously reported Net Asset Value to give effect for the actual sales costs incurred.

[2]
The San Pedro and Monroe properties were encumbered by a cross collateralized loan of $150.0 million.  All of the net proceeds were utilized to pay down the $150.0 million mortgage debt. The actual proceeds after sales are the net proceeds before the paydown of the debt.

[3]
Includes sales costs only and does not include prorations for accrued real estate taxes, other liabilities or cash.  Those amounts were reported in the December 31, 2013 supplement separately under cash and accounts payable.

[4]	At December 31, 2013 the Trust owned a 50% interest in this loan. The remaining 50% interest was purchased in 2014, for $14.0 million, which has been deducted from the actual proceeds.

[5]	The Trust contributed an additional $5,645 to the venture on January 2, 2015. The Trust received $5,740 on the sale of the investment which has been deducted from the actual proceeds.

[6]
The investment was not held at December 31, 2013.  The December 2013 NAV above represents the amount invested which amount was included in cash on the December 31, 2013 NAV. On March 5, 2014 the Trust originated a $15,500,000 mezzanine loan and acquired interests in the collateral for $500,000.  Actual proceeds include repayment of the loan and the participation interest, and the sale of its interests in the collateral.

CONSOLIDATED STATEMENTS OF NET ASSETS
(Liquidation Basis)
(unaudited, in thousands)

	December 31,	December 31,
	2015	2014
ASSETS
Investments in real estate	$353,862	$557,325
Equity investments	327,738	389,921
Cash and cash equivalents	21,128	127,583
Restricted cash held in escrows	6,603	5,831
Loans receivable	5,280	24,005
Secured financing receivable	28,928	29,210
Accounts receivable	2,090	1,468
Loan securities	-	918
TOTAL ASSETS	745,629	1,136,261

LIABILITIES
Mortgage loans payable	172,095	296,954
Senior notes payable	-	71,265
Liability for non-controlling interests	17,796	46,564
Liability for estimated costs in excess of estimated receipts during liquidation	29,297	31,253
Dividends payable	1,822	82,353
Accounts payable, accrued liabilities and other liabilities	6,382	10,794
Related party fees payable	1,841	2,374
TOTAL LIABILITIES	229,233	541,557

COMMITMENTS AND CONTINGENCIES (Note 18)
Net assets in liquidation	$516,396	$594,704

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (US, Canada and Puerto Rico)
phone: 781.575.4735 (outside US)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Carolyn Tiffany, Investor Relations Winthrop Realty Trust P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746